                     U.S. Securities and Exchange Commission
                             Washington, D.C. 20549

                                 Form 8-K/A

                              CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2006

                            GETTING READY CORPORATION
           (Exact Name of Registrant as Specified in its Charter)

              Delaware             333-132578                   30-0132755
 (State or other jurisdiction      Commission                (IRS Employer
       of incorporation)           File Number            Identification No.)

                         1428 Brickell Avenue, Suite 105
                               Miami, Florida 33131
                   (Address of principal executive offices)

                                  (305) 371-4112
                          (Registrant's Telephone Number)

                               8990 Wembley Court
                            Sarasota, Florida 34238
               (Former name, former address and former fiscal year,
                           if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CRFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES

     In connection with the purchase of control described in Item 5.01 of this Current Report on Form 8-K, Getting Ready Corp., a Delaware corporation (the "Registrant" or the "Company") issued 4,028,759 shares of its common stock, par value $.001 per share, to the persons who purchased control of the Registrant on December 4, 2006 (the "New Control Group") and an additional 20,000 shares to three individuals involved in the transaction. The total offering price for these restricted securities was $699,405. The Registrant claims exemption from registration of these securities pursuant to Section 4(2) of the Securities Act of 1933. Each purchaser of these restricted securities is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D of the Securities Act of 1933.

     Unregistered sales of equity securities during the past three years have been reported in Item 2 of Part II of the Registrant's filings on Form 10-QSB, which information is incorporated herein by reference.

Item 5.01  CHANGES IN CONTROL OF REGISTRANT

     On December 4, 2006, the New Control Group, headed by Glenn L. Halpryn of Miami, Florida, and Steven Jerry Glauser of Denver, Colorado, purchased 89% of the outstanding common stock of the Registrant from 45 shareholders of the Registrant pursuant to the terms of a stock purchase agreement dated December 4, 2006. Including the restricted securities issued by the Registrant for working capital following the purchase of control, the New Control Group beneficially owns 93.3% of the outstanding shares of the Registrant. The total consideration paid for the purchase of the shares from the 45 shareholders and the purchase of the restricted shares from the Registrant was $1,335,405. The investors in the New Control Group used their personal funds to purchase the shares. Control of the Registrant was previously held by three shareholders, Sheldon Rose, Lori Majeski and Dr. Francine Nichols, former officers and directors of the Registrant, who owned in the aggregate 91.5% of the Registrant's issued and outstanding shares and who, together with other shareholders of the Registrant, sold control to the New Control Group.

     Glenn L. Halpryn has agreed to purchase any remaining shares held on April 15, 2007 by Sheldon Rose if Mr. Rose has been unable to sell his remaining shares for at least $0.375 by April 15, 2007.

THE BUSINESS

     Prior to the change in control, the Company attempted to obtain funding to open Mother Supercare Centers to provide services to women who are starting families. The Company abandoned that business plan in September 2006, and the New Control Group will not pursue that business plan.

PLAN OF OPERATION

     The New Control Group intends to effect a merger, acquisition or other business combination with an operating company, but such operating company has not been identified. Although the Company believes that it will be successful in consummating a business combination with an operating company, there can be no assurances that the Company will enter into such a transaction in the near future or on terms favorable to the Company.

PROPERTY

     The Company currently maintains, at no cost to the Company, its executive offices in approximately 500 square feet of office space located at 1428 Brickell Avenue, Suite 105, Miami, Florida 33131.

SECURITY OWNERSHIP

     The following table sets forth information known to the Company with respect to the beneficial ownership of its Common Stock as of December 4, 2006 by (i) each stockholder known by the Company to own beneficially more than 5% of the outstanding Common Stock, (ii) each person expected to be an executive officer of the Company, (iii) each person expected to be a director of the Company, and (iv) all directors and executive officers as a group. As of December 4, 2006, there were 8,983,087 shares of Common Stock outstanding.

Name and Address               Shares of Common Stock      Percent
of Beneficial Owner              Beneficially Owned         Owned
------------------------------------------------------------------

Glenn L. Halpryn                       1,006,250           11.2%
1428 Brickell Avenue, Suite 105
Miami, FL  33131

Steven Jerry Glauser                   1,724,929           19.2%
1428 Brickell Avenue, Suite 105
Miami, FL 33131

Ernest M. Halpryn                      1,312,453           14.6%
1428 Brickell Avenue, Suite 105
Miami, FL 33131

Stephen Bittel                         1,149,953           12.8%
1428 Brickell Avenue, Suite 105
Miami, FL 33131

Michael Feiner                           574,976            6.4%
1428 Brickell Avenue, Suite 105
Miami, FL 33131

Noah Silver                              222,498            2.5%
1428 Brickell Avenue, Suite 105
Miami, FL  33131

Alan Jay Weisberg                         48,749            0.5%
1428 Brickell Avenue, Suite 105
Miami, FL  33131
                                      3

Curtis Lockshin                            10,000            0.1%
1428 Brickell Avenue, Suite 105
Miami, FL 33131

All Officers and                        1,282,497           14.3%
Directors as a Group

Total Shares Outstanding
as of December 4, 2006                  8,983,087

     The New Control Group is in the process of selecting directors and will file a Current Report on Form 8-K when directors have been elected and executive officers have been appointed. It is expected that Glenn L. Halpryn, Alan Jay Weisberg, Noah Silver and Curtis Lockshin will be elected directors, and their stock ownership is included in the table above.

EXECUTIVE COMPENSATION

     It is not anticipated that any executive officer will be compensated for his services in such executive capacity.

MARKET PRICE OF AND DIVIDENDS ON THE COMPANY'S COMMON STOCK

     The Company's Common Stock is traded on the Over-the-Counter Bulletin Board under the symbol GTRY, formerly GETR.

     The following table sets forth, for the periods indicated, the range of high and low closing bid prices from the commencement of trading on February 23, 2006 through September 30, 2006, as reported by the National Quotations Bureau and the Over-The-Counter Bulletin Board. Quotations reflect inter-dealer prices, without retail mark-up, markdown or commission and may not represent actual transactions.

Common Stock Closing Bid
Fiscal Quarter End                            High              Low
----------------------------------        -------------    ------------
December 31, 2005                             n/a               n/a
March 31, 2006                                $0.27             $0.24
June 30, 2006                                 $0.25             $0.03
September 30, 2006                            $0.07             $0.012

     The Company has not paid any cash dividends on its stock and does not anticipate paying any such cash dividends in the foreseeable future.

     As of December 4, 2006 there were approximately 38 holders of record of the Company's common stock with 8,983,087 shares issued and outstanding.

LEGAL PROCEEDINGS

     The Company is not a party to any legal proceedings.

INDEMNIFICATION OF DIRECTORS

     The Company's Certificate of Incorporation provides for indemnification of directors.

REVERSE STOCK SPLIT

     On December 1, 2006, the Company effected a one for fifteen reverse stock split.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

                           Getting Ready Corporation
                        (A Development Stage Enterprise)

               For the Years Ended September 30, 2006 and 2005,
             and the Period November 26, 2002 (Date of Inception)
                          through September 30, 2006

Contents

Report of Independent Registered Public Accounting Firm
on Financial Statements                                               F-2

Financial Statements:

Balance Sheet                                                         F-3
Statements of Operations                                              F-4
Statements of Changes in Stockholders' (Deficit) Equity               F-5
Statements of Cash Flows                                              F-8
Notes to Financial Statements                                        F-10

           Report of Independent Registered Public Accounting Firm

Board of Directors
Getting Ready Corporation
(A Development Stage Enterprise)
Sarasota, Florida

     We have audited the accompanying balance sheet of Getting Ready Corporation (a development stage enterprise) as of September 30, 2006 and the related statements of operations, changes in stockholders' (deficit), and cash flows for the years ended September 30, 2006 and 2005 and the period from November 26, 2002 (Date of Inception) through September 30, 2006. These financial statements are the responsibility of the management of Getting Ready Corporation. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required at this time, to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Getting Ready Corporation as of September 30, 2006 and the results of its operations and its cash flows for the years ended September 30, 2006 and 2005 and the period from November 26, 2002 (Date of Inception) through September 30, 2006 in conformity with accounting principles generally accepted in the United States of America.

     The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2, the Company incurred a net loss of $464,995 during the year ended September 30, 2006, has an accumulated deficit of $1,053,523 and has negative working capital of $625,481 at September 30, 2006 and has not realized any revenue. These factors, among others, raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Pender Newkirk & Company LLP
Certified Public Accountants
Tampa, Florida
Nov. 10, 2006, except for Note 12, as to which the date is Nov. 28, 2006
                                       F-2

                          GETTING READY CORPORATION
                       (A Development Stage Enterprise)
                                BALANCE SHEET

                              September 30, 2006

Assets

Liabilities and Stockholders' Deficit

   Current liabilities:
     Accounts payable                                                    $  127,890
     Accrued interest                                                        65,729
     Accrued payroll                                                        180,000
     Due to related party                                                       510
     Notes payable, related party                                           251,352
                                                                 ----------
   Total current liabilities                                             $  625,481
                                                                 ==========

   Stockholders' deficit:
     Preferred stock; $.001 par value; 1,000,000 shares authorized;
        0 shares issued and outstanding
     Common stock; $.001 par value; 499,000,000 shares authorized;
        4,864,328 shares issued and outstanding                          $    4,865
     Additional paid in capital                                             423,177
     Deficit accumulated during development stage                        (1,053,523)
                                                                 ----------
   Total stockholders' deficit                                           $ (625,481)
                                                                 ==========























The accompanying notes are an integral part of the financial statements.

                          GETTING READY CORPORATION
                       (A Development Stage Enterprise)
                           STATEMENTS OF OPERATIONS

                                                        Period November 26,
                                  Years Ended          2002 (Date of Inception)
                                  September 30,          through September 30,
                          ------------------------     ------------------------
                             2006           2005                 2006

Operating costs               $ 208,949      $  19,849            $   246,937
Amortization and depreciation     7,176         10,322                 31,513
Insurance                           -              -                    6,533
Travel                            8,718          9,802                 31,185
Printing fees                        51            -                    3,130
Office expenses                   1,417          2,607                 19,015
Offering cost expense            70,000        100,392                120,392
Consulting expenses              40,659          1,645                295,011
Professional fees                88,675         73,293                234,128
                               ---------      ---------              ---------
                                425,645        217,910                987,844

Interest expense                 39,350         12,890                 65,679
                               ---------      ---------            -----------

Net loss                      $(464,995)     $(230,800)           $	(1,053,523)
                             ==========     ==========          ============

Net loss per share            $   (0.10)     $   (0.05)           $     (0.23)
                             ==========     ==========          ============

Weighted average number of
   common shares              4,855,763      5,037,183              4,487,968
                             ==========     ==========          ============















The accompanying notes are an integral part of the financial statements.

                                         GETTING READY CORPORATION
                                      (A Development Stage Enterprise)
                           STATEMENTS OF CHANGES IN STOCKHOLDERS' (DEFICIT)

                        For the Years Ended September 30, 2006 and 2005, and the
                          Period November 26, 2002 (Date of Inception) through
                                            September 30, 2006

                              Common Stock

                                                                                     Prepaid
                                                                        Deficit      Services
                                                                      Accumulated      Paid
                                                        Additional      During         With
                                                         Paid in      Development    Common      Stock
                                   Shares      Amount    Capital         Stage        Stock     Payable      Total
                                  ---------   --------  ----------   -------------  ---------- ---------   ----------

Issuance of common stock to
founders at par, November 2002    3,701,072    $ 3,701  $ (3,701)

Authorization of stock to
founder at par, November 2002                               (740)                               $ 740

Issuance of common stock for
cash, December 2002*                105,744        106    49,894                                            $ 50,000

Net loss                                                              $ (33,185)                             (33,185)
                                  ---------   --------  ----------   -------------  ---------- ---------   ----------
Balance, September 30, 2003       3,806,816    $ 3,807  $ 45,453      $ (33,185)                $ 740       $ 16,815

Issuance of common stock for
cash, January 2004*                  42,298         42    19,958                                              20,000

Issuance of common stock for
cash, May 2004 ($.135 per share)     29,609         29     3,971                                               4,000

Issuance of common stock for
cash, May 2004*                      14,804         15     6,985                                               7,000

                                                           F-5

Issuance of common stock for
services, June 2004*                185,054        185    87,315                   $ (72,917)               14,583

Issuance of common stock for
services, July 2004*                395,000        395   177,355                                           177,750

Issuance of common stock to
founder at par, July 2004           740,214        740                                           (740)

Amortization of prepaid services
paid with common stock                                                                43,750                43,750

Net loss                                                               (324,543)                          (324,543)
                                  ----------   -------- ---------    ------------  ----------  ---------  ----------
Balance, September 30, 2004       5,213,795    $ 5,213  $341,037      $(357,728)   $ (29,167)             $(40,645)

Amortization of prepaid services
paid with common stock                                                                29,167                29,167

Termination of agreement and
return of common stock issued
for services, April 2005           (395,000)      (395)      395

Issuance of common stock for
cash, May 2005 ($1.50 per share)     2,833           3     4,247                                             4,250

Issuance of common stock for
cash, June 2005 ($1.50 per share)      667           1       999                                             1,000

Net loss                                                               (230,800)                          (230,800)
                                 ----------   --------  ----------   -------------  ---------- --------- -----------
Balance, September 30, 2005      4,822,295     $ 4,822  $346,678      $(588,528)     $                   $(237,028)

Issuance of common stock for
cash, October 2005
($1.50 per share)                    7,000           7    10,493                                            10,500

Issuance of common stock for
services, October 2005
($1.50 per share)                   16,666          17    24,983                                            25,000

Issuance of common stock for cash,
November 2005 ($1.50 per share)      4,033           4     6,046                                             6,050
                                                            F-6

Issuance of common stock for cash,
December 2005 ($1.50 per share)        333           0       500                                               500

Issuance of common stock for
services, December 2005
($1.50 per share)                    1,667           2     2,498                                             2,500

Issuance of common stock for cash,
January 2006 ($1.50 per share)         667           1       999                                             1,000

Issuance of common stock for
services, April 2006
($3.75 per share)                    6,667           7    24,993                                            25,000

Issuance of common stock for cash,
June 2006 ($1.20 per share)          5,000           5     5,987                                             5,992

Net loss                                                                 (464,995)                        (464,995)
                                -----------   --------  ----------   -------------  ---------- --------- -----------
Balance, September 30, 2006      4,864,328       4,865  $423,177      $(1,053,523)   $          $        $(625,481)
                             =========   ======== =========   ============  ========= ======== =========
*Common stock issued at $0.48 per share

The accompanying notes are an integral part of the financial statements.

                                         GETTING READY CORPORATION
                                      (A Development Stage Enterprise)
                                         STATEMENTS OF CASH FLOWS

                                                                                    Period November 26,
                                                 Years Ended                       2002 (Date of Inception)
                                                September 30,                        through September 30,
                                             2006           2005                             2006

Operating activities
Net Loss                                      $(464,995)    $(230,800)                    $(1,053,523)
Adjustments to reconcile net loss to net
   cash used by operating activities
Common stock issued for services                 52,500        29,167                         317,750
Write off deferred offering costs                             100,392                         133,850
Amortization of discount on notes payable                      (4,804)
Depreciation and amortization                     7,176        10,322                          31,514
(Increase) decrease in prepaid expenses                           250
Increase (decrease) in:
     Accounts payable                             80,155       40,509                         127,890
     Accrued salaries                            180,000                                      180,000
     Accrued interest                             39,400       17,694                          65,729
                                                    -----------   -----------                      ------------
     Net cash used by operating activities      (105,764)     (37,270)                       (196,790)
                                                    -----------   -----------                      ------------

Investing activities
Purchase of furniture and fixtures                                                             (4,217)
                                                    -----------   -----------                      ------------
     Net cash (used) by investing activities                                                   (4,217)
                                                    -----------   -----------                      ------------

Financing activities
Advances from a related party                                                                     510
Increase in deferred offering costs                           (10,361)                       (133,850)
Proceeds from issuance of common stock            24,042        5,250                         110,291

                                                       F-8

Proceeds from issuance of notes payable           93,063       38,500                         235,556
Payments on notes payable                        (11,500)                                     (11,500)
                                                    -----------   -----------                      ------------
     Net cash provided by financing activities   105,605       33,389                         201,007
                                                    -----------   -----------                      ------------

NET DECREASE IN CASH                                (159)      (3,881)

CASH AT BEGINNING OF YEAR/PERIOD                     159        4,040

CASH AT END OF YEAR/PERIOD                       $            $   159                       $
                                                    -----------   -----------                      ------------

SUPPLEMENTAL SCHEDULE OF NONCASH INVESTING AND FINANCING ACTIVITIES:

Cash paid for interest                           $     0      $     0                       $       0
                                                    ===========   ===========                      ============

During the year ended September 30, 2006, the Company transferred the net book value of fixed assets of
$1,020 to its majority shareholder to offset a portion of the notes payable.

During the year ended September 30, 2005, the Company and Cornell Capital Partners, LP cancelled an agreement, which resulted in the removal of a $300,000 note payable, the related discount of $86,466 and the deferred offering costs of $213,534.

During the period November 26, 2002 (Date of Inception) through September 30, 2005, a stockholder contributed web site development costs of $28,318 in exchange for a note payable.

During the period November 26, 2002 (Date of Inception) through September 30, 2006, the Company recognized
$72,917 of prepaid consulting expenses in exchange for common stock.

The accompanying notes are an integral part of the financial statements.

                        Getting Ready Corporation
                    (A Development Stage Enterprise)

                     Notes to Financial Statements

            For the Years Ended September 30, 2006 and 2005
                 And For the Period November 26, 2002
            (Date of Inception) through September 30, 2006

1.  Background Information

     Getting Ready Corporation (the "Company") is a development stage enterprise that was incorporated under the laws of the State of Delaware on November 26, 2002.

     Historically, the Company's activities were limited to raising capital, organizational matters, and the structuring of its business plan. The corporate headquarters are located in Sarasota, Florida. The Company's planned line of business was to offer prenatal, childbirth, postpartum and parenting services to women and their families via education, counseling, support services and products for women and infants that promote a healthy pregnancy, birth, postpartum and early parenting period.

     The Company planed to accomplish these objectives by opening a "Mothers Supercare Center" which provides the above services in a shopping mall environment and to offer franchise opportunities for others to duplicate the concept.

     Due to the Company's failure to raise a meaningful amount of funding, on September 1, 2006 its management determined that it was no longer feasible for the Company to operate or to attempt to effect its business plan. Accordingly, since September 1, 2006 the Company has had no business operations. Since that date, the Company's sole activity has been searching for a merger or acquisition candidate with which it could combine and that would commence operations and potentially create some value for its shareholders.

2.  Going Concern

     The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. For the years ended September 30, 2006 and 2005, and the period November 26, 2002 (Date of Inception) through September 30, 2006, the Company has had a net loss of $464,995, $230,800 and $1,053,523, respectively and negative working capital of $625,481 at September 30, 2006. As of September 30, 2006, the Company has not emerged from the development stage. Since inception, the Company has financed its activities principally from the sale of equity securities and loans from related parties.

3.  Significant Accounting Policies

     The significant accounting policies followed are:

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Cash equivalents consisted of all highly liquid debt instruments purchased with a maturity of three months or less. All cash was maintained with a major financial institution in the United States. Deposits with this bank may have exceeded the amount of insurance provided on such deposits. Generally, these deposits may have been redeemed upon demand and, therefore, bear minimal risk.

     The Company's financial instruments included cash, accounts payable and notes payable. The carrying amounts of these financial instruments approximate their fair value, due to the short-term nature of these items. The carrying amount of the notes payable approximates their fair value due to the use of market rates of interest.

     The Company has incurred deferred offering costs in connection with raising additional capital through the sale of its common stock. These costs have been capitalized and were charged against additional paid-in capital should common stock be issued for cash. If there is no issuance of common stock, the costs incurred will be charged to operations.

     The fair values ascribed to warrants that are used in connection with financing arrangements and professional service agreements (note 9) are amortized over the expected life of the underlying debt or the term of the agreement.

     Furniture and equipment were recorded at cost and depreciated on a straight-line basis over their estimated useful lives, principally three to five years. Accelerated methods are used for tax depreciation. Maintenance and repairs are charged to operations when incurred. Betterments and account and related accumulated depreciation account are relieved, and any gain or loss is included in operations. When furniture and equipment are sold or otherwise disposed of, the asset account and related accumulated depreciation account are relieved, and any gain or loss is included in operations.

     The Company follows the provisions of SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, which establishes accounting standards for the impairment of long-lived assets such as property, plant and equipment and intangible assets subject to amortization. The Company reviews long-lived assets to be held-and-used for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. If the sum of the undiscounted expected future cash flows over the remaining useful life of a long-lived asset is less than its carrying amount, the asset is considered to be impaired. Impairment losses are measured as the amount by which the carrying amount of the asset exceeds the fair value of the asset. When fair values are not available, the Company estimates fair value using the expected future cash flows discounted at a rate commensurate with the risks associated with the recovery of the asset.

     The Company capitalized the purchase of a domain name and development of a website according to EITF 00-2 and SOP 98-1. These costs were incurred for the application, graphics and infrastructure development.

     Deferred income tax assets and liabilities arise from temporary differences associated with differences between the financial statements and tax basis of assets and liabilities, as measured by the enacted tax rates, which are expected to be in effect when these differences reverse. Deferred tax assets and liabilities are classified as current or non-current, depending on the classification of the assets or liabilities to which they relate. Deferred tax assets and liabilities not related to an asset or liability are classified as current or non-current depending on the periods in which the temporary differences are expected to reverse. The principal types of temporary differences between assets and liabilities for financial statements and tax return purposes are set forth in Note 10.

     The Company issues shares of common stock in exchange for consulting and other services. The valuation of common stock issued for services is based upon either the value of the services rendered or the fair value of the stock, whichever is more readily determinable.

     Basic and diluted earnings per share are computed based on the weighted average number of common stock outstanding during the period. The Company had 0 and 793,080 common stock equivalents for the years ended September 30, 2006 and 2005. In 2005 the common stock equivalents were non-dilutive.

     During May 2005, the Financial Accounting Standards Board issued Statement No. 154, "Accounting Changes and Error Corrections-a replacement of APB Opinion No. 20 and FASB Statement No. 3". This statement requires retrospective application to prior periods' financial statements of voluntary changes in accounting principals and is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005, which would be the fiscal year ended September 30, 2007 for Getting Ready Corporation.

     On December 16, 2004, the Financial Accounting Standards Board ("FASB") published Statement of Financial Accounting Standards No. 123 (Revised 2004), Share-Based Payment ("SFAS 123R"). SFAS 123R requires that compensation cost related to share-based payment transactions be recognized in the financial statements. Share-based payment transactions within the scope of SFAS 123R include stock options, restricted stock plans, performance-based awards, stock appreciation rights, and employee share purchase plans. The provisions of SFAS 123R are effective for small business issuers as of the first interim period that begins after December 15, 2005. Accordingly, the Company has implemented the revised standard in the second quarter of fiscal year 2006. Management is currently in the process of assessing the implications of this revised standard.

     In July 2006, the FASB issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" (FIN 48), effective for fiscal years beginning after December 15, 2006. FIN 48 requires a two-step approach to determine how to recognize tax benefits in the financial statements where recognition and measurement of a tax benefit must be evaluated separately. A tax benefit will be recognized only if it meets a "more-likely-than-not" recognition threshold. For tax positions that meet this threshold, the tax benefit recognized is based on the largest amount of tax benefit that is greater than 50 percent likely of being realized upon ultimate settlement with the taxing authority. We are currently evaluating the impact of adopting FIN 48, and have not yet determined the significance of this new rule to our overall results of operations, cash flows or financial position.

     In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements." SFAS No. 157 clarifies the principle that fair value should be based on the assumptions market participants would use when pricing an asset or liability and establishes a fair value hierarchy that prioritizes the information used to develop those assumptions. Under the standard, fair value measurements would be separately disclosed by level within the fair value hierarchy. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years, with early adoption permitted. The Company does not expect the adoption of SFAS No. 157 to materially impact its financial statements.

     In September 2006, the Securities and Exchange Commission issued Staff Accounting Bulletin ("SAB") No. 108, "Considering the Effects of Prior Year Misstatements When Quantifying Current Year Misstatements." SAB No. 108 requires analysis of misstatements using both an income statement (rollover) approach and a balance sheet (iron curtain) approach in assessing materiality and provides a one-time cumulative effect transition adjustment. SAB No. 108 is effective for the Company's 2006 annual financial statements. The Company is currently assessing the potential impact that the adoption of SAB No. 108 will have on its financial statements. The adoption of SAB No. 108 is not expected to materially impact the financial statements.

4.  Furniture and Equipment

     As of September 30, 2006, furniture and equipment with a net book value of $1,020 was transferred to a note holder for a reduction of debt.

     Depreciation expense for the year ended September 30, 2006 and 2005, and the period November 26, 2002 (date of inception) through September 30, 2006, was $883, $884 and $3,917, respectively.

5.  Web site development costs

     Web site development costs consist of $28,318 capitalized costs and amortization expense for the year ended September 30, 2006 and 2005, and the period November 26, 2002 (date of inception) through September 30, 2006, was $6,293, $9,439 and $28,318, respectively.

6.  Notes Payable

     Notes payable consist of the following at September 30, 2006:

Notes payable to a stockholder; 14% interest;
interest only payments due monthly; principal
and unpaid interest past maturity; unsecured                $226,352

Notes payable to a related party; 12% interest;
principal and unpaid interest past maturity; unsecured        25,000
                                                            ---------
                                                             251,352
Less current portion                                         251,352
                                                            ---------
                                                            $
                                                            =========

  The aggregate principal maturing in subsequent years as of September 30, 2007 are:

     September 30, 2007                                     $ 251,352

     The terms of the above notes payable to a stockholder and a related party are not necessarily indicative of the terms that would have been incurred had comparable agreements been made with independent parties.

7.  Private Placement Offering

     The Company issued 105,744 shares of common stock through September 30, 2003 to willing investors and realized proceeds of $50,000. For the year ended September 30, 2004, the Company issued 86,711 shares of common stock to willing investors and realized proceeds of $31,000. For the year ended September 30, 2006 and 2005, the company issued 17,033 and 3,500 shares of common stock and realized proceeds of $24,042 and $5,250, respectively.

8.  Warrants

     At September 30, 2005, the Company had 793,080 warrants outstanding with an exercise price of $.045. During the year ended September 30, 2006, these warrants were not exercised and have expired.

9.  Commitments and Contingencies

     In June 2004, the Company entered into a six month agreement to be provided legal consulting services in exchange for 185,054 shares of the Company's restricted common stock. As of September 30, 2004, the Company had issued the 185,054 shares of restricted common stock valued at $87,500, of which the Company has recognized $0 and $29,167 as expense for the years ended September 30, 2006 and 2005, respectively.

     On June 4, 2004, the Company entered into a consulting agreement with Cornell Capital Partners, LP ("Cornell") whereby Cornell would provide general advisory services to the Company for the purpose of strategic planning and assistance with mergers and acquisitions. The Company paid Cornell an initial fee of $25,000 upon the execution of the agreement with another $25,000 payment due upon the filing of a Registration Statement with the Securities and Exchange Commission. In addition, Cornell will receive $10,000 for structuring fees and $2,500 in fees for due diligence for a commitment to purchase up to $10,000,000 of the Company's common stock over a period of two years. Cornell will also receive compensation in the amount of five percent of the gross proceeds raised by Cornell. In addition, upon closing the transaction, the Company issued Cornell a non-interest bearing debenture equal to $300,000 for fees, which is recorded net of imputed interest discount as a note payable on the balance sheet. Effective March 2005, the Company and Cornell mutually agreed to terminate the June 4, 2004 agreement and all the respective rights and obligations contained therein and to terminate the non-interest bearing debenture.

     The Company has an informal consulting arrangement with a physician to provide medical advice on an as needed basis. There is no fee guarantee or minimums associated with this agreement.

     During July 2004, the Company entered into three-year employment agreements with each of our three executive officers, which became effective on February 23, 2006. They each will receive a salary of $100,000 per year. If our revenues, during year one of the agreements exceed $1.1 million, each of the three employees will receive $25,000 bonuses. If our revenues during year two exceed $7.3 million, each of the three employees will receive $75,000 bonuses. If our revenues during year three exceed $17.6 million, each of the three employees will receive $100,000 bonuses. They also are entitled to a car allowance of $700 per month and reimbursement for business expenses incurred by them. At September 30, 2006, the Company has accrued $180,000 under these employment agreements.

     During July 2004, the Company signed an agreement with Celerity Systems, Inc. to provide managerial consulting services on a month to month basis. During July 2004, the Company issued 395,000 shares of common stock as payment for these services per the agreement. In April 2005, the Company and Celerity Systems, Inc. mutually agreed to terminate the 2004 agreement and all the respective rights and obligations contained therein and to return for cancellation the 395,000 shares of common stock.

     On March 6, 2006, the Company entered into a $25 million investment agreement with Dutchess Private Equities Fund, L.P. ("Dutchess"). Pursuant to the terms of the investment agreement, over the next three years the Company may at its discretion periodically sell (or "put") to Dutchess shares of its common stock having an aggregate purchase price of up to $25 million. For each share of common stock sold under the investment agreement, Dutchess agreed to pay the Company 94% of the lowest closing bid price of the Company's common stock during the 5 trading days immediately following the applicable put notice date. The Company may elect not to sell any shares to Dutchess at a price that is less than 75% of the closing bid price for the
(10) trading days immediately preceding the applicable put notice date.

     Under the terms of the Investment Agreement the Company may, every 7 trading days, sell to Dutchess common stock with a value equal to either $100,000 or 200% of the average daily trading volume of the common stock for the 10 trading days prior to the applicable put notice date multiplied by the average of the three daily closing bid prices immediately preceding the put notice date. Dutchess's obligation to purchase shares of the Company's common stock is subject to certain conditions, including the Company obtaining an effective registration statement for shares of common stock to be sold under the Investment Agreement. As of September 30, 2006, the Company sold 5000 shares of common stock for $5,992 under this agreement.

10.  Income Taxes

     Deferred taxes are recorded for all existing temporary differences in the Company's assets and liabilities for income tax and financial reporting purposes. Due to the valuation allowance for deferred tax assets, as noted below, there was no net deferred tax benefit or expense for the year ended September 30, 2006 and 2005, the period November 26, 2002 (date of inception) through September 30, 2006.

     Reconciliation of the federal statutory income tax rate of 34 percent to the effective income tax rate is as follows:

                             Year End                 Period November 26,
                            September 30           2002 (Date of Inception)
                            2006    2005          through September 30, 2006
                           --------------        ----------------------------
Federal statutory income
  tax rate                 (34.0)% (34.0)%                   (34.0)%
State income taxes, net of
  tax benefit               (3.5)%  (3.5)%                    (3.5)%
Deferred tax asset
  valuation allowance       37.5 %  37.5 %                    37.5 %
                           --------------        ----------------------------
Effective rate               0.0 %   0.0 %                     0.0 %
                           --------------        ----------------------------

Deferred tax asset and liability components are as follows:

Net deferred tax assets:
   Other                                                $  3,600
   Net operating loss                                     19,700
   Capitalized start up costs                            369,300
                                                       ----------
                                                         392,600
Valuation allowance                                     (392,600)
                                                       ----------
Net deferred income taxes                               $      0
                                                       ==========

     Since management of the Company believes it is more likely than not that the net deferred tax asset will not provide future benefit, the Company has established a 100 percent valuation allowance on the net deferred tax asset as of September 30, 2006.

     As of September 30, 2006, the Company has $52,000 of federal net operating losses to be carried forward and begin to expire in 2021.

11.  Other Related Party Transactions

     During the year ended September 30, 2006, furniture and equipment with a net book value of $1,020 was transferred to a note holder for a reduction of debt.

     During the period November 26, 2002 (date of inception) to September 30, 2006, the Company owed $510 to a related company for reimbursement for certain expenses paid on behalf of the Company. This amount is unsecured and non-interest bearing.

     The Company's corporate offices are located within a stockholder's home and due to the minimal amount of space necessary; the fair value of the rental contribution has not been accrued.

     The terms and amounts of the above transactions are not necessarily indicative of the terms and amounts that would have been incurred had comparable transactions been entered into with independent parties.

12.  Authorized Shares, Stock Split and Subsequent Event

     During July 2004, the Company's board of directors approved a proposal to amend the Certificate of Incorporation to increase the number of authorized shares of common stock from 50,000,000 shares to 499,000,000 shares, change the par value of the common stock $.001 to $.0001 per share and to authorize 1,000,000 shares of blank check preferred stock, par value $.0001 per share. The Company's directors also approved an 11.103215 to 1 stock split to holders of record on July 30, 2004.

     Subsequent to year end, the Company's board of directors approved a fifteen to one reverse stock split for its common stock effective on December 1, 2006 with a par value of $.001 for both the common and preferred stock. All references to number of shares in these financial statements have been adjusted to reflect the above stock split on a retroactive basis.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   GETTING READY CORP., INC.
                                   (Registrant)


Dated: December 8, 2006             By: /s/ Glenn L. Halpryn
                                    ---------------------------------------
                                    Glenn L. Halpryn
                                    Acting Chief Executive Officer

EXHIBIT 99.1  Press Release

             Halpryn Group and Glauser Group Purchase Control
                         of Getting Ready Corp.

     MIAMI, FLORIDA -- December 4, 2006 (Symbol: GTRY.OB)-- On December 4, 2006, Glenn Halpryn of Miami, Florida, and Jerry Glauser of Denver, Colorado, along with other business associates, purchased 89% of the outstanding common stock of Getting Ready Corp., a Delaware corporation.

     Getting Ready Corp. is a public shell company with no operations. Halpryn and Glauser will not pursue the business plan of Getting Ready Corp.; they intend to utilize the public vehicle to effect a merger or other business combination with an operating company.

     Glenn Halpryn was elected Chairman of Getting Ready Corp. 's Board of Directors and was appointed Chief Executive Officer.

     Glenn Halpryn, a Miami investor who is Chairman and CEO of Orthodontix, Inc. (Symbol: OTIX.OTC.BB), a publicly traded shell company, recently announced a definitive merger agreement between Orthodontix, Inc. and Protalix Ltd., an Israeli biotech company. Mr. Halpryn is also part of an investor group that, together with Dr. Phillip Frost, purchased a 14% stake in Protalix, Ltd.

     Jerry Glauser is a Denver businessman and Mercedes Benz automobile dealer. During his business career, Mr. Glauser owned nine automobile dealerships and is now a partner in Alex Rodriguez Mercedes Benz in Houston, Texas.


Contact:  Glenn L. Halpryn: (305) 371-4112.























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